Exhibit 99

Fourth Quarter & Full-Year 2003 Financial Review

January 21, 2004

Forward-Looking Statements

Today’s conference call, including this presentation, may contain certain forward-looking statements that are subject to numerous assumptions, risks or uncertainties. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements may be identified by words such as estimates, anticipates, projects, plans, expects, intends, believes, should and similar expressions and by the context in which they are used. Such statements are based upon current expectations of the company and speak only as of the date made. Actual results could differ materially from those contained in or implied by such forward-looking statements for a variety of factors including: sharp and/or rapid changes in interest rates; significant changes in the anticipated economic scenario which could materially change anticipated credit quality trends; the ability to generate loans and leases; significant cost, delay in, or ability to execute strategic initiatives designed to grow revenues and/or manage expenses; consummation of significant business combinations or divestitures; and significant changes in accounting, tax, or regulatory practices or requirements and factors noted in connection with forward-looking statements. Additionally, borrowers could suffer unanticipated losses without regard to general economic conditions. The results of these and other factors could cause differences from expectations in the level of defaults, changes in the risk characteristics of the loan and lease portfolio, and changes in the provision for loan and lease losses. Provident undertakes no obligations to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

Fourth Quarter & Full Year 2003 Financial Review

Introduction
Patricia Forsythe Assistant Vice President, Investor Relations

Overview
Robert L. Hoverson President & Chief Executive Officer

Financial Results & Earnings Review
Christopher J. Carey Executive Vice President & Chief Financial Officer

Credit Review
James L. Gertie Executive Vice President & Chief Credit & Risk Officer

Question & Answer Session

Overview

■	2003 — a year of transformation for Provident, including key actions taken during the fourth quarter

—	Strategic actions made throughout the year should have a permanent impact on the performance of the company

◆	Florida transaction closed

◆	Reduction of NPA levels during the fourth quarter further helped by sale of classified loans

◆	Reduced earnings volatility along with sale/reduction of higher risk portfolios during the year

•	Sale of commercial airline exposures in fourth quarter

•	Sale of subprime residential mortgages in second quarter

◆	Expense control measures taken during the second half of the year will improve profitability going forward

Quarterly Financial Results

■	Earnings Per Share

—	Reported 59¢; positively impacted by Florida gain (refer to page 6)

■	Significant improvement in key asset quality metrics

■	4Q-03 average loan and leases up 7% over 4Q-02 (excludes 4Q-03 sale of Florida operations and 2Q-03 sale of subprime residential mortgages)

■	Excluding Florida operations, 4Q-03 average retail and commercial deposits up 6% over 4Q-02

—	Excluding managed run-off of higher-cost CDs, transactional accounts up 22%

■	Margin stable from 3Q-03

■	FIN 46 variable interest accounting pronouncement unfavorably impacted net income by 2¢ per share

Earnings Impact of Fourth Quarter 2003 Items

($ in millions, excluding per share data)

	After-Tax

	Gain/(Loss)	EBS

Earnings, before impact of accounting change	$ 31.4	$ 0.61
Impact of changes in accounting principle (FIN 46)	(1.2)	(0.02)

Reported earnings, after impact of accounting change	30.2	0.59

Fourth Quarter Items
Sale of Florida operations	48.7	0.95
Sale of classified loans & aircraft leases	(17.8)	(0.35)
Retirement of corporate debt	(16.6)	(0.32)
Contract termination, severance, business exit costs & other	(8.2)	(0.16)
Impairment of equity investment & aircraft lease residuals	(4.5)	(0.09)

Total impact of fourth quarter items	1.6	0.03

Earnings, after impact of fourth quarter items & accounting change	$ 28.7	$ 0.56

Financial Performance Highlights

	Quarter

	4Q-03	3Q-03	2Q-03	1Q-03	4Q-02

Earnings Per Share
Reported	$ 0.59	$ 0.54	$ 0.26	$ 0.51	$ 0.52
Adjusted *	$ 0.56	$ 0.54	$ 0.54	$ 0.51	$ 0.52

Return on Equity
Reported	13.51%	12.91%	5.85%	11.76%	12.38%
Adjusted *	12.82%	12.91%	12.12%	11.76%	12.38%

Return on Assets
Reported	0.70%	0.62%	0.30%	0.59%	0.62%
Adjusted *	0.66%	0.62%	0.61%	0.59%	0.62%

Net Interest Margin	2.02%	2.01%	2.32%	2.37%	2.36%

* Excluding impact of 2003 fourth and second quarter items

Non-Interest Income

($ in millions)
	Quarter

	4Q-03	3Q-03	4Q-02	4Q-03 % change from 4Q-02

Total Non-Interest Income	$ 253.6	$185.5	$204.3	24%
Less Selected Items
Net Gain on Florida Assets & Liabilities	75.0	—	—
Impairment of Equity Investment	(2.9)	—	—

Non-Interest Income Less Selected Items	$ 181.4	$185.5	$204.3	-11%

Non-Interest Expense

($ in millions)
	Quarter

	4Q-03	3Q-03	4Q-02	4Q-03 % change from 4Q-02

Total Non-Interest Expense	$246.3	$207.3	$226.7	9%
Less Selected Items
Retirement of Corporate Debt	25.6	—	—
Sale of Classified Loans & Aircraft Leases	6.5	—	—
Contract Termination, Severance, Business Exit Costs & Other	10.8	—	—

Non-Interest Expense Less Selected Items	$203.4	$207.3	$226.7	-10%

Average Loan & Leases

($ in millions)

	4Q-03	3Q-03	4Q-02	4Q-03 % change from 4Q-02

Commercial	$6,888	$7,200	$7,116	-3%
Consumer	2,067	1,753	1,232	68%
Residential Mortgage	27	12	609	-96%

Total Average Loans & Leases	8,982	8,965	8,957	0%
Excluding the Sale of:
Florida Operations	289	322	292
Subprime Residential Mortgages			576

Adjusted Average Total Loans & Leases	$8,693	$8,643	$8,089	7%

Credit Profile .... Transformed in Line with Strategic Goals

■	Positive underlying trends accelerated by portfolio sales

—	NPAs at below peer medians, down 60% from peak

—	Reserve coverage of NPAs up 72% from year earlier

—	Normalized charge-offs improved to 45 bp annualized

—	Improvement in most sectors

◆	Finding sustainable performance measures in middle-market commercial

◆	Real estate performance continues strong

◆	Mid-ticket leasing continues excellent results

—	Portfolio mix improvements have largely been achieved and are reflected in estimates of normalized results

◆	Modest reductions in airline and LCFL portfolios will continue

ALLL .... Coverage dramatically improved NPAs .... Down sharply & stable via 4Q actions .... Normalized reduction still $10MM

Reserves, NPAs and Coverage
$250
$200
$150
$100
$50
$0
(in $ millions)
215%
190%
165%
140%
115%
90%
FYE 2001
FYE2002
FYE2003
1Q03
2Q03
3Q03
4Q03
ALLL
NPAs
ALLL/NPA

Leveraged Cash Flow Loans .....Steady progress to near desired levels

Leveraged Cash Flow Loans
Outstandings ($ in millions)
$700
$600
$500
$400
$300
$200
$100
$0
FY01
FY02
FY03
1Q03
2Q03
3Q03
4Q03
Outstandings ($MM)
NPAs

Commercial Airlines ....Continued reduction from substantial 4Q sales

Commercial Airlines Outstandings & NPAs
$250
$200
$150
$100
$50
$0
(in $ millions)
FYE01
FYE02
FYE03
1Q03
2Q03
3Q03
4Q03
Commercial Airlines
NPAs

Charge-offs .....Comfortable with normalized levels going forward

Credit Summary & Outlook ...Early indications for 2004 are encouraging

■	Expect stable to neutral first quarter with further progress achieved over the remainder of the year

■	Normalized results reflect reasonable expectations for full-year 2004 performance

—	Reduced individual size and total portfolio of problem and watch credits allows for more predictability from loss and NPA forecasting tools

■	Portfolio profile allows time for more patience with future problems and will allow for higher recoveries

■	Remaining airline exposure is manageable and industry statistics reflecting modest improvements from depths of 1Q-03

Summary & Outlook

■	2004 earnings outlook

—	Cautiously optimistic based on steady, slow improvement in the economy

—	Low credit costs

—	Internal EPS forecast range: $2.35 - 2.45

■	Management focus on profitability and growth in all targeted business lines

Provident Financial Group, Inc.